                                                                   Exhibit 10.1
                                                                   ------------

                           ENGAGE TECHNOLOGIES, INC.
                    (formerly CMG Direct Interactive, Inc.)

                          1995 EQUITY INCENTIVE PLAN


                            Adopted August 1, 1995


     The number of shares of Common Stock available for Awards under this Plan was changed from 200 shares to 2,000,000 shares pursuant to a 10,000-for-1 stock split on November 8, 1996.

1.   Purpose

     The purpose of the Engage Technologies, Inc. 1995 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

2.   Definitions

     "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

     "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Awards to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "disinterested person" or the equivalent within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

     "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

     "Company" means Engage Technologies, Inc.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

     "Incentive Stock Option" -- See Section 6(a).

     "Nonstatutory Stock Option" -- See Section 6(a).

     "Option" -- See Section 6(a).

     "Participant" means a person selected by the Committee to receive an Award under the Plan.

     "Reporting Person" means a person subject to Section 16 of the Exchange
Act.

     "Restricted Period" -- See Section 8(a).

     "Restricted Stock" -- See Section 8(a).

     "Stock Appreciation Right" or "SAR" -- See Section 7(a).

3.   Administration

     The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not subject to
Section 16 of the Exchange Act and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

4.   Eligibility

     All employees and, in the case of Awards other than Incentive Stock Options under Section 6, consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

5.   Stock Available for Awards

     (a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 2,000,000 shares, subject to adjustment under subsection (b).

6.   Stock Options

     Grant of Options. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which, in the case of incentive stock options only, shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

     Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

7.   Stock Appreciation Rights

     Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property.

     Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

     Limited SARs. An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during a specified period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

8.   Restricted Stock

     Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

9.   General Provisions Applicable to Awards

     Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative. If then permitted by Rule 16b-3, such Awards shall also be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

     Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

     Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

     Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal

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

representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control,
(iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

     Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

     Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

     Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

10.  Miscellaneous

     No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     Effective Date.  The Plan shall be effective on August 1, 1995.

     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

     Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

                   ----------------------------------------

This Plan was approved by the Board of Directors on August 1, 1995.

This Plan was approved by the Stockholders on August 1, 1995.

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

                                                                      EXHIBIT A
                                                                  Standard Form
                                                                  -------------

                           ENGAGE TECHNOLOGIES, INC.

                           NON-COMPETITION AGREEMENT


     IN CONSIDERATION OF the grant to the undersigned Employee or Consultant of a stock option for the purchase of ______________ shares of Common Stock, $0.01 par value per share, of Engage Technologies, Inc. (the "Company"), which term as used herein shall in all instances be deemed to include all Affiliates (as defined in the Company's Equity incentive Plan) of the Company), the undersigned Employee or Consultant hereby agrees as follows:

     1.   Non-Competition Agreement.  I agree that during my employment with the
          -------------------------
Company and for twelve (12) months thereafter, I will not (i) as an individual, proprietor, partner, stockholder, officer, employee, director, consultant, joint venturer, investor, lender, or in any other capacity whatsoever (except as the passive holder of not more than one percent of the total outstanding stock of a publicly held company), engage anywhere in the world in the business of developing, producing, marketing or selling products or services competitive with any kind or type of products or services which were developed or were being (or were planned to be) developed, produced, marketed or sold by the Company while I was employed by, or under a consulting relationship to, the Company; or
(ii) recruit, solicit or induce, or attempt to induce, any employee of or consultant to the Company to terminate his/her employment with, or otherwise cease any relationship with, the Company; or (iii) solicit, divert or take away, or attempt to divert or take away, any business of any of the clients, customers or accounts of the Company which were contacted, solicited or served by the Company at any time during the twelve (12) month period preceding the termination of my employment or consulting relationship. If any restriction set forth in this Paragraph 1 is found by any court to be unenforceable because it extends for too long a period of time, or over too great a range of activities, or over too broad a geographic area, the restriction shall be interpreted to extend only over the maximum period of time, range of activities or geographic area which the court finds to be enforceable. I acknowledge that the restrictions contained in this Paragraph 1 are appropriate for the protection of the business and goodwill of the Company and are considered by me to be reasonable for such purpose.

     2.   Additional Agreements.  I agree to notify any prospective employer of
          ---------------------
the existence of this Agreement and to furnish a copy hereof (and the Company may furnish a copy hereof) to such employer. This Agreement is assignable by the Company. No amendment or modification of this Agreement shall be valid or bidding unless in writing and signed by both of the parties hereto. I have read and executed the Company's Patent and Confidential Information Policy and Agreement. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

     IN WITNESS WHEREOF, the undersigned Employee or Consultant has executed this Non-Competition Agreement this _____________ day of ____________, 19__.


ENGAGE TECHNOLOGIES, INC.              EMPLOYEE/CONSULTANT

By:
   ----------------------------        -------------------------------------
     Authorized Representative         Employee/Consultant Signature

                                       Print Name:
                                                  --------------------------
                                       Address:
                                               -----------------------------

                                               -----------------------------

                                               -----------------------------

                           ENGAGE TECHNOLOGIES, INC.

                Non-Statutory Stock Option Terms and Conditions
                -----------------------------------------------

1.   Plan Incorporated by Reference. This Option is issued pursuant to the terms
     ------------------------------
     of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Secretary of the Company.

2.   Option Price. The price to be paid for each share of Common Stock issued
     ------------
     upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3.   Exercisability Schedule. This Option may be exercised at any time and from
     -----------------------
     time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

4.   Method of Exercise. To exercise this Option, the Optionholder shall deliver
     ------------------
     written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or insuch other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

5.   Rights as a Stockholder, Employee or Consultant. The Optionholder shall not
     -----------------------------------------------
     have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment or consulting with the Company or its Affiliates by virtue of the grant of this Option.

6.   Recapitalization, Mergers, Etc. As provided in the Plan, in the event of
     ------------------------------
     corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

7.   Option Not Transferable. This Option is not transferable by the
     -----------------------
     Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

8.   Exercise of Option Alter Termination of Employment. If the Optionholder's
     --------------------------------------------------
     status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which
     Section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of Section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within one month following the date of termination. If such status is terminated as a result of disability, such rights may be exercised within six months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date. The aforesaid one month, six month and twelve month periods may be extended by the Committee in its sole discretion up to the Expiration Date of the option. If an Optionholder's employment or consulting relationship with the Company or any Affiliate is terminated for cause (as defined by the Committee in its sole discretion), all such Optionholder's options shall terminate immediately and be of no further force or effect. Whether authorized leaves of absence or absence on military or governmental service may constitute termination for purposes of the Plan shall be conclusively determined by the Committee. Nothing in the Plan or in any option granted thereunder shall be deemed to give the Optionholder the right to continue his or her employment or consulting with the Company or any of its Affiliates or shall be deemed to interfere in any way with the right of the Company to terminate any Optionholder's employment or consulting relationship at any time and for any reason. Options granted under the Plan shall not be affected by any change of employment or consulting among the Company and its Affiliates so long as the Optionholder continues to have an employment or consulting relationship with the Company or one of its Affiliates.

9.   Compliance with Securities Laws. It shall be a condition to the
     -------------------------------
     Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10.  Payment of Taxes. The Optionholder shall pay to the Company, or make
     ----------------
     provision payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require or permit any other Federal or state taxes imposed on the exercise of this option or the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

                                                        Exercise #_________


                           ENGAGE TECHNOLOGIES, INC.
                    (formerly CMG Direct Interactive, Inc.)

                          1995 EQUITY INCENTIVE PLAN

                               Form of Exercise


The undersigned employee of Engage Technologies, Inc. (the "Company"), pursuant to its 1995 Equity Incentive Plan (the "Plan") and pursuant to the Grant of Option dated _______________ hereby agrees to purchase from the Company ________ shares of Common Stock, $0.01 par value per share, at an exercise price of $_______ per share and for a total purchase price of $______________.

Name of Optionholder:    ______________________________________________________

Address:                 ______________________________________________________
                         ______________________________________________________
                         ______________________________________________________

Social Security No.      ______________________________________________________

Name of Joint Tenant with Right of Survivorship (if any):

Name:                    ______________________________________________________

Social Security No.      ______________________________________________________

The above Optionholder has delivered the following consideration to the Company in exchange for the shares of Common Stock listed above:

     1)   $________________ in cash or by check.

The above Optionholder has executed and delivered to the Company a Stock Purchase, Restriction, Buy-Back and Right of First Refusal Agreement with respect to the shares of Common Stock listed above.

IN WITNESS WHEREOF, the undersigned Optionholder has executed this Form of Exercise this _______ day of __________________, 199__.

----------------------------------           ----------------------------------
Signature of Optionholder                    Date of Exercise

                                                                      EXHIBIT B

                           ENGAGE TECHNOLOGIES, INC.

                    STOCK PURCHASE, RESTRICTION, BUY-BACK,
                     AND RIGHT OF FIRST REFUSAL AGREEMENT


     THIS AGREEMENT (the "Agreement") is made this ____, day of   ___________,
199_, by and between ENGAGE TECHNOLOGIES, INC., a Delaware corporation (the "Company", which term as used herein shall in all instances be deemed to include all Affiliates (as defined in the Company's Equity Incentive Plan) of the Company, and _______________________________________, (the "Purchaser").

     WHEREAS, the Purchaser desires to acquire the number of shares (the "Shares") of common stock, $0.01 par value, of the Company ("Common Stock") set forth under his signature below at the purchase price also set forth under his signature below pursuant to his/her exercise of a non-qualified stock option issued by the Company to the Purchaser pursuant to the Company's 1995 Equity Incentive Plan and the Company desires to issue said Shares to the Purchaser, subject to the restrictions on transfer, Buy-Back Option and Right of First Refusal hereinafter set forth; and,

     WHEREAS, the parties desire to enter into this Agreement in order to (i) assure the continuity of ownership of the Company, (ii) assure that the Company will remain closely held, (iii) prevent the transfer of the Shares to third parties who might not contribute to the development and management of the Company's business, and (iv) provide for the future management and ownership of the Company; and,

     WHEREAS, to achieve these objectives, the parties wish to impose certain restrictions on the transfer or encumbrance of the Shares issued to the Purchaser and to give the Company the right to purchase the Shares in certain events;

     NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.   Purchase of Shares.
     ------------------

     The Purchaser hereby subscribes for and, upon acceptance hereof, shall purchase, the Shares. The aggregate purchase price for the Shares set forth under the Purchaser's signature below shall be paid by the Purchaser by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Purchaser one or more certificates in the name of the Purchaser for the Shares. The Purchaser agrees that the Shares shall be subject to all terms and conditions of this Agreement including, without limitation, the Buy-Back Option set forth in Section 2 of this Agreement, and the Right of First Refusal set forth in Section 3 of this Agreement.

2.   Buy-Back Option.
     ---------------

     (a) If the employment or director or consulting relationship of the Purchaser with the Company is terminated for any reason or for no reason, with or without cause, voluntarily or involuntarily, the Company shall have the right and option (the "Buy-Back Option"), but not the obligation, to purchase from the Purchaser, at one hundred percent (100%) of fair market value (except as provided in the next sentence) as determined in good faith by the Board of Directors of the Company in its sole discretion (the "Buy-Back Price") part or all of the Shares. If the employment or director or consulting relationship of the Purchaser with the Company is terminated by the Company for Cause (as hereinafter defined), the purchase price as set forth in the preceding sentence shall be one-half (50%) of fair market value as determined in good faith by the Board of Directors of the Company in its sole discretion. For purposes of this
Section 2(a), Cause shall mean (i) arrest, indictment or conviction of a crime which may injure the business or reputation of the Company or an affiliate of the Company or arrest, indictment or conviction of a crime of moral turpitude;
(ii) theft or embezzlement of assets of the Company or an affiliate of the Company; (iii) a material breach of any agreement between the Purchaser and the Company or an affiliate of the Company; (iv) the willful and continued failure by the Purchaser to perform his or her duties and responsibilities at the Company (other than as a result of incapacity due to physical or mental illness); and (v) willful misconduct which seriously and adversely affects the business of the Company or an affiliate of the Company; but only with respect to Clauses (iii), (iv) and (v) if there has been a good faith determination by the Board of Directors of the Company that such breach, failure to perform or willful misconduct has occurred.

     (b) Without limiting the generality of Section 2(a) above, the Purchaser's relationship with the Company shall be deemed to have terminated for purposes of
Section 2(a) at such time as the Company gives notice to the Purchaser that (a) the Company is assigning the Purchaser to any position or office which involves less responsibility than the position in which he or she was initially hired or retained, and (b) that, as a result of such action, the Buy-Back Option is being exercised by the Company, in its sole discretion, in whole or in part.

     (c) The Company may exercise the Buy-Back Option by delivering or mailing to the Purchaser (or to his estate), in accordance with Section 14 of this Agreement, written notice of exercise within ninety (90) days after the termination of the relationship of the Purchaser with the Company. Such notice shall specify the date of the notice, the number of Shares to be purchased and the Buy-Back Price. If and to the extent the Buy-Back Option is not so exercised within such ninety (90) day period, the Buy- Back Option shall automatically expire and terminate effective upon the expiration of such ninety (90) day period. Any Shares to which the Company's Buy-Back Option is not so exercised will henceforth remain subject to all other terms and conditions of this Agreement.

     (d) Within ten (10) days after his receipt of the Company's notice of exercise of the Buy-Back Option pursuant to Section 2(a) above, the Purchaser (or his estate) shall tender to the Company at its principal office the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such shares, the Company shall deliver or mail to the Purchaser a check in the amount of the aggregate Buy-Back Price therefor.

     (e) The aggregate Buy-Back Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

     (f) The Company shall not purchase any fraction of a share upon exercise of the Buy-Back Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded up to the next whole Share.

     (g) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 2(d) above, the Company shall not pay any dividend to the Purchaser on account of such Shares or permit the Purchaser to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

3.   Right of First Refusal.
     ----------------------

     (a) If at any time, either during the Purchaser's relationship with the Company or afterwards, the Purchaser wishes to transfer (as hereinafter defined) any of his or her Shares, other than as provided for in Section 5(b) of this Agreement, the Purchaser shall first give written notice to the Company, stating the nature of the proposed transfer, the name and address of the proposed transferee or transferees, the number of shares to be transferred (the "Offered Shares"), the price to be paid therefor and all the terms and conditions of the proposed transfer, and shall forthwith offer in writing to transfer such shares to the Company for the same consideration and on the same terms and conditions and the Company shall have the irrevocable and exclusive first option (the "Right of First Refusal"), but not the obligation, to acquire from the Purchaser all or any portion of the Offered Shares on the same terms and conditions.

     (b) The Purchaser agrees that the Company has the right to assign its rights under Subsections 3(c) and 3(d) below, with respect to the purchase of part or all of the Offered Shares, to one or more other persons or entities (the "Purchasing Stockholder(s)") in its sole discretion and in whatever proportions it decides and the Purchaser agrees that any such assignment shall constitute a novation as among the Company, the Purchaser and the Purchasing Stockholder(s) with respect to the rights and obligations of the Company and the Purchaser set forth in Subsections 3(c) and 3(d) below so that such rights and obligations with respect to the purchase of that part or all of the Offered

Shares (if any) assigned to the Purchasing Stockholder(s) in whatever proportions have been decided by the Company, shall thereafter exist between the Purchaser and the Purchasing Stockholder(s).

     (c) Within ninety (90) days following delivery of the Purchaser's notice, as specified in Section 3(a) above, the Company and/or the Purchasing Stockholder(s) shall give written notice to the Purchaser, stating whether or not the Company and/or the Purchasing Stockholder(s) elect to exercise their Rights of First Refusal as to all or any part of the Offered Shares. Failure by the Company and/or the Purchasing Stockholder(s) to give this notice within the ninety (90) day period shall be deemed to be an election of the Company and/or the Purchasing Stockholder(s) not to exercise their Rights of First Refusal for the Offered Shares.

     (d) Within ten (10) days after the date of the Company's and/or the Purchasing Stockholder(s) notice of exercise of their Rights of First Refusal pursuant to Section 3(c) above, the Purchaser, or his estate, shall tender to the Company and/or the Purchasing Stockholder(s) at the Company's principal offices the certificate or certificates representing that portion of the Offered Shares which the Company and/or the Purchasing Stockholder(s) have elected to acquire, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company and/or the Purchasing Stockholder(s) and the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser the purchase price at the times and upon the terms and conditions proposed to be paid by the proposed third-party transferee, as set forth in the Purchaser's notice. If the Board of Directors of the Company, in its sole judgement, shall determine that the proposed purchase price set forth in the Purchaser's notice is less than fair market value or if there is no purchase price, then the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser fair market value of part or all of the Shares to be purchased as determined in good faith by the Board of Directors of the Company in its sole discretion.

     (e) If the Purchaser's notice shall be duly given, and the Company and/or the Purchasing Stockholder(s) shall fail to purchase all of the Offered Shares by the exercise of their Right of First Refusal, then, but only then, the Purchaser shall be free to transfer the Offered Shares, but only for the price and upon the terms and conditions set forth in the Purchaser's notice, and only to the transferee or transferees named therein, and only if the Board of Directors of the Company, in its sole judgment, shall determine that the proposed transfer is a bona fide transfer and said transfer shall be consummated within one hundred twenty (120) days after the date of the Purchaser's notice to the Company, and only if the transferee or transferees shall execute a copy of this Agreement satisfactory to the Company in all respects. If the Offered Shares shall not be so transferred by the Purchaser within the period specified above, then the transfer may not be made and the Offered Shares shall remain subject to the terms of this Agreement in the same manner as if the Purchaser's notice had not been given.

4.   Compliance With This Agreement.
     ------------------------------

     The Company shall not be required to transfer any Shares upon its books or to recognize any purported new transferee thereof in any manner, unless every applicable provision hereof has first been complied with to the satisfaction of the Company or has been waived in writing by the Company. The provisions hereof shall not be discharged with respect to any Shares by any transfer or encumbrance made in compliance with this Agreement but shall apply anew to such shares in the hands of the new transferee thereof. If the Purchaser or any legal representative or any transferee attempts to transfer any of the Shares without compliance with the requirements and restrictions of this Agreement, he shall not, until full compliance therewith, be entitled to any of the rights and privileges of a shareholder of the Company, and no person purporting to claim or hold by, through or under him shall in any way be recognized; but this provision shall in no way relieve the Purchaser or any legal representative or any transferee from the obligation to offer, transfer or sell the Shares to the Company as herein provided.

5.   Restrictions on Transfer.
     ------------------------

     (a) The Purchaser shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any Shares (or any interest therein) except in accordance with the provisions of Section 3 of this Agreement.

     (b) Notwithstanding the foregoing, the Purchaser may transfer Shares, to the Purchaser's spouse, children or grandchildren (collectively "Purchaser's immediate family") or to an instrument of trust for the benefit of the members of the Purchaser's immediate family (excluding, however, transfer made pursuant to any divorce or separation proceedings or settlement) and, further provided, that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Agreement) and any permitted transferee shall, as a condition of such transfer, execute and deliver to the Company a copy of this Agreement satisfactory to the Company in all respects and confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

6.   Restrictive Legend.
     ------------------

     All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND AN OPTION TO PURCHASE SET FORTH IN A CERTAIN STOCK PURCHASE, RESTRICTION, BUY-BACK AND RIGHT OF FIRST REFUSAL AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST), WHICH AGREEMENT IS BINDING UPON ANY

     AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

7.   Investment Representations.
     --------------------------

     The Purchaser represents, warrants and covenants as follows:

     (a) He is purchasing the Shares for his own account and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended, (the "Securities Act") or any rule or regulation under the Securities Act or in violation of any applicable state securities law.

     (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

     (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     (d) He can afford the complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

     (e) He understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

     (f) A legend substantially in the following form will be placed on the certificate or certificates representing the Shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION

     OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

8.   Adjustments for Stock Splits, Stock Dividends etc.
     --------------------------------------------------

     (a) If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the terms of this Agreement.

     (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

9.   Taxes.
     -----

     The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser.

10.  Severability.
     ------------

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.

11.  Waiver.
     ------

     Any provision contained in the Agreement may be waived in writing by the Board of Directors of the Company. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

12.  Binding Effect.
     --------------

     This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns.

13.  No Rights to Employment.
     -----------------------

     Nothing contained in this Agreement shall be construed as giving the Purchaser any right to be retained, in any position, as an employee, consultant or director of the Company.

14.  Notice.
     ------

     All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

15.  Pronouns.
     --------

     Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural, and vice-versa.

16.  Entire Agreement.
     ----------------

     This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

17.  Amendment.
     ---------

     This Agreement may be amended or modified only by a written instrument executed by both the Company and the Purchaser.

18.  Construction.
     ------------

     This Agreement and all matters connected therewith shall be construed and all questions shall be determined by the Board of Directors of the Company acting in its sole discretion and the decisions of such Board shall be binding upon all interested parties.

19.  Governing Law.
     -------------

     This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

20.  Termination.
     -----------

     This Agreement shall become null and void and shall be of no further force or effect immediately upon (i) the closing of the Company's Qualified Initial Public Offering, or (ii) written agreement between the Company and the Purchaser or his successor or assign. The term "Qualified Initial Public Offering" shall mean: (i) an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company but only if the aggregate proceeds (before deduction of any underwriting discounts, commissions or expenses) received by the Company from such public offering, at the offering price, shall equal or exceed $5,000,000; and (ii) each of the underwriters participating in such public offering shall be obligated to buy on a "firm commitment" basis all shares of capital stock of the Company which such underwriters shall have agreed to distribute.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first written above.

ENGAGE TECHNOLOGIES, INC.          PURCHASER


By: ______________________         ________________________
                                   Purchaser Signature

Title: ___________________         ________________________
                                   Printed Name of Purchaser

Address: 100 Brickston Square      _____________________________
         1st Floor                 _____________________________
         Andover, MA 01810         _____________________________

Number of Shares Purchased:        __________________________________

Purchase Price Per Share:          __________________________________

Aggregate Purchase Price:          __________________________________

Effective Date: __________________________